UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2011

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

ARMOUR Residential REIT, Inc. (“ARMOUR”) today announced that a monthly dividend rate of $0.12 will be payable to holders of ARMOUR common stock for each of the three months in the third quarter of 2011 as set forth below:

Holder of Record Date	Payment Date

July 15, 2011	July 28, 2011
August 15, 2011	August 30, 2011
September 15, 2011	September 29, 2011

A copy of ARMOUR’s press release announcing the dividends is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Co-Vice Chairman

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated June 14, 2011